UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OWL ROCK TECHNOLOGY FINANCE CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
OWL ROCK TECHNOLOGY FINANCE CORP.
2022 Annual Meeting
Vote by June 28, 2022
11:59 PM ET
OWL ROCK TECHNOLOGY FINANCE CORP.
399 PARK AVE, 38TH FLOOR
NEW YORK, NEW YORK 10022
D80324-P74226
You invested in OWL ROCK TECHNOLOGY FINANCE CORP. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting.
This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 29, 2022.
The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast at www.virtualshareholdermeeting.com/ORTF2022.
Get informed before you vote
View the Notice and Proxy Statement and Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 15, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control#
Smartphone users
Point your camera here and
vote without entering a
control number
Vote Virtually at the Meeting*
June 29, 2022
10:00 A.M. Eastern Time
Virtually at:
www.virtualshareholdermeeting.com/ORTF2022
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board
Voting Items
Recommends
1. To elect each of Edward D’Alelio and Craig W. Packer to the board of directors of Owl Rock Technology Finance Corp.
(the “Company”) for three-year terms, each expiring at the 2025 annual meeting of shareholders and until their successors are duly elected and qualified;
Nominees:
1a. Edward D’Alelio     For
1b. Craig W. Packer     For
2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and     For
3. To consider and transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.     For
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D80325-P74226